General information	12 Months Ended
Dec. 31, 2021
General information [Abstract]
General information
1. General information

Amryt is a global commercial-stage biopharmaceutical company focused on acquiring, developing and commercializing innovative treatments to help improve the lives of patients with rare and orphan diseases. Amryt comprises a strong and growing portfolio of commercial and development assets.

As used herein, references to “we,” “us,” “Amryt” or the “Group” in these consolidated financial statements shall mean Amryt Pharma plc and its global subsidiaries, collectively. References to the “Company” in these consolidated financial statements shall mean Amryt Pharma plc.

Amryt Pharma plc is a company incorporated in England and Wales. The Company is listed on Nasdaq (ticker: AMYT). The Company was also listed on the AIM market of the London Stock Exchange (ticker: AMYT) up until January 11, 2022, on which date the Company completed the cancellation its admission to AIM. The cancellation was announced by the Company on November 22, 2021, and following the AIM delisting, the Company’s American Depository Shares (“ADSs”) will remain listed, and will only be tradeable, on Nasdaq. The Company’s last day of trading on AIM was 10 January 2022.

Amryt acquired Chiasma, Inc. (“Chiasma”) in August 2021. The combined company will be a global leader in rare and orphan diseases with three on-market commercial products, a global commercial and operational footprint and a significant development pipeline of therapies with the financial flexibility to execute its growth plans. Amryt’s commercial business comprises three orphan disease products – metreleptin (Myalept®/ Myalepta®); oral octreotide (Mycapssa®); and lomitapide (Juxtapid®/ Lojuxta®).

Amryt's lead development candidate, Oleogel-S10 is a potential treatment for the cutaneous manifestations of Junctional and Dystrophic Epidermolysis Bullosa (EB), a rare and distressing genetic skin disorder affecting young children and adults for which there is currently no approved treatment. Filsuvez® has been selected as the brand name for Oleogel-S10. The product does not currently have regulatory approval to treat EB. On February 28, 2022, Amryt announced that the U.S. Food and Drug Administration (“FDA”) communicated that it had completed its review of the NDA for Oleogel-S10 and has determined that the application cannot be approved in its present form.  The FDA has asked Amryt to submit additional confirmatory evidence of effectiveness for Oleogel-S10 in EB.  Amryt intends to discuss with the FDA the nature of the data required to address the Agency’s concerns. The European Medicines Agency (“EMA”) review process for Oleogel-S10 in EB is ongoing and Amryt has responded to outstanding questions.  Given the rarity of the disease without any approved therapies, the EMA proposed that an Ad-Hoc Expert Group, comprised of both EB clinical experts and patients with EB, be consulted to provide external and independent EB specific advice. On April 22, 2022, the Committee for Medicinal Products for Human Use (“CHMP”) adopted a positive opinion, recommending the approval of Filsuvez® in the EU for the treatment of partial thickness wounds associated with dystrophic and junctional EB in patients six months and older. Based on this CHMP recommendation a decision by the European Commission (“EC”) is expected on the Filsuvez® application within 67 days. The CHMP positive opinion is supported by Phase 3 data from the EASE trial which was the largest ever global trial conducted in patients with EB, performed across 58 sites in 28 countries.

The consolidated financial statements were authorized for issue by the Company’s Board of Directors on April 29, 2022.